Investment Strategy	Sep. 27, 2024
Prime Portfolio
Prospectus [Line Items]
Strategy Narrative [Text Block]

Accordingly, on the Effective Date, the following is added to the end of the sections of the Prospectuses entitled "Fund Summary—Principal Investment Strategies" and "Details of the Funds—Prime Portfolio—Approach:"

In addition, under Rule 2a-7, as an institutional prime money market fund, the Fund is required to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions exceeding 5% of the Fund's net assets (or such smaller amount of net redemptions as the Board of Trustees determines) based on flow information available within a reasonable period after the computation of the Fund's net asset value on that day. The amount of a mandatory liquidity fee to be imposed will be based on a good faith estimate, supported by data, of the costs the Fund would incur if the Fund sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If the Fund's liquidity costs cannot be estimated in good faith and supported by data, a 1% default mandatory liquidity fee will be imposed. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to impose a mandatory liquidity fee.